UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2009

XELR8 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 23, 2009, the Board of Directors appointed Daniel W. Rumsey as the Company’s Interim Chief Executive Officer, replacing Sanford D. Greenberg.  Mr. Greenberg will remain Chairman of the Board of Directors.   The Company entered into an agreement with Mr. Rumsey, pursuant to which Mr. Rumsey agreed to serve in the capacity as Interim Chief Executive Officer through December 31, 2009 (the “Term”), for $5,000 per month, plus an option to purchase 125,000 shares of the Company’s Common Stock at an exercise price of $.24 per share.  The option vests upon expiration of the Term.  In addition, upon expiration of the Term, Mr. Rumsey will be granted an additional option to purchase that number of shares equal to $30,000 divided by the fair market value of the Company’s Common Stock on the date of grant.

Mr. Rumsey, who has served on our Board of Directors since August 2007, is a highly accomplished corporate counsel and business professional with extensive experience in senior management positions, including Chief Executive Officer, Chief Restructuring Officer, Chief Financial Officer and Chief Legal Officer.  Currently, he serves as a principal of the Disclosure Law Group and is the founder and President of SEC Connect, LLC.   Mr. Rumsey is also a director of World Racing Group, and is the Chairman, President and Chief Executive Officer of Azzurra Holding Corporation, a public company that recently emerged from protection under Chapter 11 of the U.S. Bankruptcy Code.  From March 2005 to January 2009, Mr. Rumsey was Chairman of the Board, and Acting Chief Financial Officer of Prescient Applied Intelligence, Inc., which was sold to Park City Group, Inc. in January 2009. After beginning his career as an attorney with a private law firm, he served as a staff attorney at the U.S. Securities & Exchange Commission, working in the Division of Corporation Finance — Office of Chief Counsel.  Prior executive positions have included Assistant General Counsel at Terra Industries, Inc.; Vice President and General Counsel of Yuba WestGold, Inc.; Associate General Counsel and Assistant Secretary of EchoStar Communications Corp.; Acting Chief Financial Officer and General Counsel of JustCare Development, LLC; Chief Executive Officer and President of Aspen Learning Systems, founder and Chief Executive Officer of NextSchool, LLC; Executive Vice President, General Counsel and Secretary of Knowledge Kids Network, Inc.; and Chief Executive Officer, Chief Financial Officer, General Counsel and Secretary of Wave Wireless Corporation (formerly P-Com, Inc.).  Rumsey is a graduate of the University of Denver and the University of Denver College of Law.

Item 9.01                                Financial Statements and Exhibits

(d)           Exhibits

99.1       Services Agreement, dated June 24, 2009, by and between Daniel W. Rumsey and XELR8 Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: June 25, 2009	XELR8 HOLDINGS, INC.
By: /s/ Sanford D. Greenberg Sanford D. Greenberg Chief Executive Officer